Exhibit 5.1

[LETTERHEAD OF BILL BARRETT CORPORATION]

March 12, 2012

Bill Barrett Corporation
1099 18th Street, Suite 2300
Denver, Colorado 80202

Ladies and Gentlemen:

I am Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation, a Delaware corporation (the “Company”), and have acted in my capacity as General Counsel in connection with the registration, pursuant to the Registration Statement on Form S-3 (File No. 333-158778), as amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 (as so amended, the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), of the offering and sale by the Company of $400,000,000 aggregate principal amount of the Company’s 7% Senior Notes due 2022 (the “Notes”), including the guarantees (the “Guarantees” and together with the Notes, the “Securities”) of the Notes by the Company’s subsidiaries (the “Subsidiary Guarantors” and together with the Company, the “Obligors”) listed on Schedule I hereto (including Elk Production Uintah, LLC (“Elk”), Aurora Gathering, LLC (“Aurora” and, together with Elk, the “Texas Subsidiaries”) and GB Acquisition Corporation (the “Wyoming Subsidiary”)), to be issued under an indenture (the “Base Indenture”), dated as of July 8, 2009, among the Obligors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the fourth supplemental indenture, dated as of March 12, 2012, among the Obligors and the Trustee (the “Fourth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), and sold pursuant to the Underwriting Agreement, dated as of March 5, 2012 (the “Underwriting Agreement”), among the Obligors and J.P. Morgan Securities, LLC, as representative of the several underwriters (the “Underwriters”) named in Schedule A to the Underwriting Agreement.  This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

I have examined originals or certified copies of (i) the Registration Statement and exhibits filed therewith, (ii) the prospectus supplement dated March 5, 2012 filed by the Company pursuant to Rule 424(b) promulgated under the Securities Act, (iii) the Indenture, and (iv) such corporate records or limited liability company records of the Obligors and other certificates and documents of officials of the Obligors, public officials and others as I have deemed appropriate for purposes of this letter. I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to authentic original documents of all copies submitted to me as conformed, certified or reproduced copies, and that the Notes will conform to the specimen thereof I have reviewed. I have also assumed that the Indenture is a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms. As to various questions of fact relevant to this letter, I have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Obligors, all of which I assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that the Securities have been authorized by all necessary corporate or limited liability company action by the Obligors and, when the Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of the Obligors, enforceable against the Obligors in accordance with their terms.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.            I am licensed in the State of Colorado and I express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of (i) the federal Laws of the United States of America, (ii) the Delaware General Corporation Law, (iii) the Laws of the State of Colorado, (iv) with respect to the opinion as to the Securities, the Laws of the State of New York, (v) with respect to the opinion as to the Texas Subsidiaries, the Laws of the State of Texas, and (vi) with respect to the opinion as to the Wyoming Subsidiary, the Laws of the State of Wyoming.  With respect to (a) the opinion as to the validity and binding effect and enforceability of the Securities and (b) the opinion with respect to the authorization of the Securities by all necessary limited liability company action by each Texas Subsidiary, I have relied on the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. attached hereto as Exhibit A, special New York and Texas counsel, as to the Laws of the States of New York and Texas.  With respect to the opinion with respect to the authorization of the Securities by all necessary corporate action by the Wyoming Subsidiary, I have relied on the opinion of Beatty, Wozniak & Reese, attached hereto as Exhibit B, special Wyoming counsel, as to the Laws of the State of Wyoming. The description of the opinion provided by Akin, Gump, Strauss, Hauer & Feld, L.L.P. is qualified in its entirety by reference to the specific opinion attached hereto as Exhibit A.  The description of the opinion provided by Beatty, Wozniak & Reese is qualified in its entirety by reference to the specific opinion attached hereto as Exhibit B.

B.            The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of

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equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

C.            This opinion letter is limited to the matters expressly stated herein and no opinion is to be inferred or implied beyond the opinion expressly set forth herein.  I undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any changes in any matter set forth herein, whether based on a change in the law, a change in any fact relating to an Obligor or any other person or any other circumstance.

I hereby consent to the filing of this opinion as an exhibit to a Current Report on Form 8-K filed by the Company with the Commission on or about the date hereof, to the incorporation by reference of this opinion into the Registration Statement and to the use of my name in the Prospectus Supplement dated March 5, 2012 and the Prospectus dated June 24, 2009 forming a part of the Registration Statement under the caption “Legal Matters.”  In giving this consent, I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

[Remainder of page intentionally left blank.]

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Very truly yours,

/s/ Francis B. Barron

Francis B. Barron
Executive Vice President—General Counsel; and
Secretary

Schedule I

Subsidiary Guarantors

Bill Barrett CBM Corporation

Circle B Land Company LLC

Elk Production Uintah, LLC

Aurora Gathering, LLC

GB Acquisition Corporation

Schedule II

Subsidiary Guarantor	Special Counsel

Elk Production Uintah, LLC	Akin, Gump, Strauss, Hauer & Feld, L.L.P

Aurora Gathering, LLC	Akin, Gump, Strauss, Hauer & Feld, L.L.P

GB Acquisition Corporation	Beatty, Wozniak & Reese

Exhibit A

March 12, 2012

Bill Barrett Corporation

1099 18th Street, Suite 2300

Denver, Colorado 80202

Ladies and Gentlemen:

We have acted as special counsel to Bill Barrett Corporation, a Delaware corporation (the “Company”), Elk Production Uintah, LLC, a Texas limited liability company (“Elk”), and Aurora Gathering, LLC, a Texas limited liability company (“Aurora” and, together with Elk, the “Specified Subsidiaries”), in connection with the registration, pursuant to the Registration Statement on Form S-3 (File No. 333-158778), as amended by Post-Effective Amendment No. 1 thereto and Post-Effective Amendment No. 2 thereto (as so amended, the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), of the offering and sale by the Company of $400,000,000 aggregate principal amount of the Company’s 7% Senior Notes due 2022 (the “Notes”), including the guarantees (the “Guarantees” and together with the Notes, the “Securities”) of the Notes by the Company’s subsidiaries (the “Subsidiary Guarantors” and together with the Company, the “Obligors”) listed on Schedule I hereto (including the Specified Subsidiaries), to be issued under the indenture (the “Base Indenture”), dated as of July 8, 2009, among the Obligors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the fourth supplemental indenture, dated as of March 12, 2012, among the Obligors and the Trustee (the “Fourth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), and sold pursuant to the Underwriting Agreement, dated as of March 5, 2012 (the “Underwriting Agreement”), among the Obligors and J.P. Morgan Securities, LLC, as representative of the several underwriters (the “Underwriters”) named in Schedule A to the Underwriting Agreement.  This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

We have examined originals or certified copies of (i) the Registration Statement and exhibits filed therewith, (ii) the prospectus supplement dated March 5, 2012 filed by the Company pursuant to Rule 424(b) promulgated under the Securities Act, (iii) the Indenture, and (iv) such corporate records or limited liability company records of the Obligors and other certificates and documents of officials of the Obligors, public officials and others as we have deemed appropriate for purposes of this letter.  We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies and that the Notes will conform to the specimen thereof we have reviewed.  We have also assumed the due authorization of the Securities by all necessary corporate or limited liability company action by each of the Obligors (other than the Specified Subsidiaries) and that the Indenture is a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms.  As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Obligors, all of which we assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that the Guarantee by each Specified Subsidiary has been authorized by all necessary limited liability company action by such Specified Subsidiary, and that, when the Notes have been duly executed by the Company, duly authenticated by the Trustee in accordance with the terms of the Indenture, and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, the Securities will be valid and binding obligations of the Obligors, enforceable against the Obligors in accordance with their terms.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.                                    We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of the States of New York and Texas.

B.                                    The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

C.                                    This opinion letter is limited to the matters expressly stated herein and no opinion is to be inferred or implied beyond the opinion expressly set forth herein.  We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any changes in any matter set forth herein, whether based on a change in the law, a change in any fact relating to an Obligor or any other person or any other circumstance.

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This opinion may be relied upon by Francis B. Barron in connection with the opinion he is delivering to the Company to be filed as an exhibit to a Current Report on Form 8-K to be filed with the Commission on or about the date hereof (the “Form 8-K”) and to be incorporated by reference into the Registration Statement. We hereby consent to the filing of this opinion with the Commission as an exhibit to the Form 8-K, to the incorporation by reference of this opinion into the Registration Statement and to the use of our name in the Prospectus Supplement dated March 5, 2012 and the Prospectus dated June 24, 2009 forming a part of the Registration Statement under the caption “Legal Matters.”  In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

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Schedule I

Subsidiary Guarantors

Bill Barrett CBM Corporation

GB Acquisition Corporation

Circle B Land Company LLC

Elk Production Uintah, LLC

Aurora Gathering, LLC

Exhibit B

[LETTERHEAD OF BEATTY WOZNIAK & REESE]

March 12, 2012

Bill Barrett Corporation

1099 18th Street, Suite 2300

Denver, Colorado 80202

Ladies and Gentlemen:

We have acted as special Wyoming counsel to GB Acquisition Corporation, a Wyoming corporation (the “Specified Subsidiary”) and wholly-owned subsidiary of Bill Barrett Corporation, a Delaware corporation (the “Company”), in connection with the registration, pursuant to the Registration Statement on Form S-3 (File No. 333-158778), as amended by Post-Effective Amendment No. 1 thereto and Post-Effective Amendment No. 2 thereto (as so amended, the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), of the offering and sale by the Company of $400,000,000 aggregate principal amount of the Company’s 7% Senior Notes due 2022 (the “Notes”), including the guarantees (the “Guarantees” and together with the Notes, the “Securities”) of the Notes by the Company’s subsidiaries (the “Subsidiary Guarantors” and together with the Company, the “Obligors”) listed on Schedule I hereto (including the Specified Subsidiary), to be issued under the indenture (the “Base Indenture”), dated as of July 8, 2009, among the Obligors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the fourth supplemental indenture, dated as of March 12, 2012, among the Obligors and the Trustee (the “Fourth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), and sold pursuant to the Underwriting Agreement, dated as of March 5, 2012 (the “Underwriting Agreement”), among the Obligors and J.P. Morgan Securities, LLC, as representative of the several underwriters (the “Underwriters”) named in Schedule A to the Underwriting Agreement.  This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

We have examined originals or certified copies of (i) the Registration Statement and exhibits filed therewith, (ii) the prospectus supplement dated March 5, 2012 filed by the Company pursuant to Rule 424(b) promulgated under the Securities Act, (iii) the Indenture, and (iv) such corporate records or limited liability company records of the Obligors and other certificates and documents of officials of the Obligors, public officials and others as we have deemed appropriate for purposes of this letter.  We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies and that the Notes will conform to the specimen thereof we have reviewed.  We have also assumed the due authorization of the Securities by all necessary corporate or limited liability company action by each of the Obligors (other than the Specified Subsidiary) and that the Indenture is a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms.  As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Obligors, all of which we assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that the Guarantee by the Specified Subsidiary has been authorized by all necessary corporate action by the Specified Subsidiary.

The opinion and other matters in this letter are qualified in their entirety and subject to the following:

A.                                    This opinion is limited in all respects to the laws of the State of Wyoming (“Laws”), and is limited to such Laws and to all other matters as of the date of this letter.  We do not undertake to advise you of any matters that may come to our attention subsequent to the date hereof which may affect the opinions expressed herein, including without limitation, future changes in applicable Law or any future action or inaction of the Specified Subsidiary or any other party.

B.                                    The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

This opinion may be relied upon by Francis B. Barron in connection with the opinion he is delivering to the Company to be filed as an exhibit to a Current Report on Form 8-K to be filed with the Commission on or about the date hereof (the “Form 8-K”) and to be incorporated by reference into the Registration Statement. We hereby consent to the filing of this opinion with the Commission as an exhibit to the Form 8-K, to the incorporation by reference of this opinion into the Registration Statement and to the use of our name in the Prospectus Supplement dated March 5, 2012 and the Prospectus dated June 24, 2009 forming a part of the Registration Statement under the caption “Legal Matters.”  In giving this consent, we do not thereby admit that we are

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within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

BEATTY, WOZNIAK & REESE

/s/ Beatty, Wozniak & Reese

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Schedule I

Subsidiary Guarantors

Bill Barrett CBM Corporation

GB Acquisition Corporation

Circle B Land Company LLC

Elk Production Uintah, LLC

Aurora Gathering, LLC